Land Use Rights, Net (Details) (Land use rights)	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Land use rights, net
Land use right at cost	$ 23,652,027	144,726,756	144,713,200
Accumulated amortization	(1,405,686)	(8,601,396)	(5,768,949)
Total	22,246,341	136,125,360	138,944,251
Amount pledged as collateral for borrowings from the financial institutions	$ 933,634	5,712,909	8,294,630